Exhibit 99.1

oldnational.com

Investor Relations:
Lynell Durchholz
NEWS RELEASE	(812) 464-1366
lynell.durchholz@oldnational.com

FOR IMMEDIATE RELEASE	Media Relations:
April 1, 2024	Rick Vach
(904) 535-9489
rick.vach@oldnational.com

Old National Announces Completion
of Merger with CapStar

EVANSVILLE, IND. (NASDAQ: ONB) – Old National Bancorp (“Old National”) today announced the closing of its previously-announced merger with Nashville-based CapStar Financial Holdings, Inc. (“CapStar”), the holding company for CapStar Bank, as of April 1.

“This partnership is an incredible cultural fit and a natural extension of our growth strategy that allows us to introduce our client- and community-centered approach to banking to several strong, vibrant Southeastern communities,” said Old National Chairman and CEO Jim Ryan. “We are excited to have reached this important milestone and to officially welcome CapStar clients and team members to the Old National family.”

After closing of the merger, Old National has approximately $52 billion of assets and $29 billion of assets under management (on a pro forma basis using December 31, 2023 data), making it among the top 30 banking companies headquartered in the U.S.

CapStar Bank will operate as a division of Old National Bank prior to the banking centers and systems conversions, which is anticipated to occur in the 3rd quarter of 2024.

ABOUT OLD NATIONAL
Old National Bancorp is the holding company of Old National Bank, which is the sixth largest commercial bank headquartered in the Midwest. Tracing our roots to 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships with clients and in the communities it serves. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment, and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the merger and the timing of achievement of such reductions. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger of customer, supplier, employee or other business partner relationships, (3) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the merger, (4) risks relating to the integration of CapStar’s operations into the operations of Old National, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) risks associated with Old National’s pursuit of future acquisitions, (6) the risks associated with expansion into new geographic or product markets, and (7) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Old National’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by Old National with the U.S. Securities and Exchange Commission.

Many of these factors are beyond Old National’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and Old National undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for Old National to predict their occurrence or how they will affect Old National.

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